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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 15, 2001

                           AGILENT TECHNOLOGIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      001-15405               77-0518772
            --------                      ---------               ----------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

                 395 Page Mill Road, Palo Alto, California 94306
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (650) 752-5000


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5.  Other Events.

On November 15, 2001, Agilent Technologies, Inc. issued the press release attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

  (a)    Exhibits

----------------  --------------------------------------------------------------
Exhibit No.       Description
----------------  --------------------------------------------------------------
99.1              November 15, 2001 Senior Convertible Debenture Press Release
----------------  --------------------------------------------------------------


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AGILENT TECHNOLOGIES, INC.



                             By:   /s/ Marie Oh Huber
                                   -------------------------------------
                                   Name:   Marie Oh Huber
                                   Title:  Vice President, Assistant Secretary
                                           and Assistant General Counsel

Date:  November 15, 2001

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                                  EXHIBIT INDEX

---------------  --------------------------------------------------------------
Exhibit No.      Description
---------------  --------------------------------------------------------------
99.1             November 15, 2001 Senior Convertible Debenture Press Release
---------------  --------------------------------------------------------------